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                                                                    Exhibit 24.1

                          GENENCOR INTERNATIONAL, INC.

                   OFFICERS' AND DIRECTORS' POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned, being Directors or Officers of GENENCOR INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), which anticipates filing with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended (the "Act"), Registration Statements on Form S-8 to register under the Act (i) all employee participation interests in, including shares of the Company's Common Stock purchasable under, the Genencor International, Inc. Employee Retirement Investment Plan and (ii) all of the shares of the Company's Common Stock purchasable under the Genencor International, Inc. Employee Stock Purchase Plan (collectively, the "Registration Statements"), DO HEREBY constitute and appoint W. THOMAS MITCHELL, RAYMOND J. LAND and STUART L. MELTON, and each of them, the attorneys of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned:

               (1) to sign and file on behalf of the undersigned each of the Registration Statements and any and all amendments thereto, any and all exhibits thereto and any and all applications or other documents to be filed with the Commission pertaining to the securities covered by the Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever under and in accordance with the Act and the rules and regulations promulgated thereunder by the Commission, hereby ratifying and approving the acts of such attorney or attorneys, or any such substitute or substitutes; and

               (2) to take any and all action which they may deem necessary or desirable to register or qualify the Corporation and further to register or qualify the securities of the Corporation under the Blue Sky or securities laws of such states as they may deem necessary and desirable, and in connection therewith to prepare, execute, acknowledge and file such applications, certificates, affidavits, covenants, consents to service of process and other documents as such attorneys may deem necessary or desirable.

        This Instrument may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same Instrument.


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        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the respective dates set forth below.


Dated: March 13, 2001            /s/ W. Thomas Mitchell
                                 -----------------------------------------------
                                 W. Thomas Mitchell
                                 President, Chief Executive Officer and Director


Dated: March 13, 2001            /s/ Raymond J. Land
                                 -----------------------------------------------
                                 Raymond J. Land
                                 Senior Vice President and
                                 Chief Financial Officer


Dated: March 13, 2001            /s/ Darryl L. Canfield
                                 -----------------------------------------------
                                 Darryl L. Canfield
                                 Vice President and Corporate Controller


Dated: March 13, 2001            /s/ Soren Bjerre-Nielsen
                                 -----------------------------------------------
                                 Soren Bjerre-Nielsen, Director


Dated: March 13, 2001            /s/ Bruce C. Cozadd
                                 -----------------------------------------------
                                 Bruce C. Cozadd, Director


Dated: March 13, 2001            /s/ J. L. Chitwood
                                 -----------------------------------------------
                                 James L. Chitwood, Director


Dated: March 13, 2001            /s/ Juha Kurkinen
                                 -----------------------------------------------
                                 Juha Kurkinen, Director


Dated: March 13, 2001            /s/ Robert H. Mayer
                                 -----------------------------------------------
                                 Robert H. Mayer, Director


Dated: March 13, 2001            /s/ Joseph A. Mollica
                                 -----------------------------------------------
                                 Joseph A. Mollica, Director


Dated: March 13, 2001            /s/ David M. Pond
                                 -----------------------------------------------
                                 David M. Pond, Director


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Dated: March 13, 2001            /s/ Norbert G. Riedel
                                 -----------------------------------------------
                                 Norbert G. Riedel, Director



Dated: March 13, 2001            /s/ James P. Rogers
                                 -----------------------------------------------
                                 James P. Rogers, Director